                                                                       EXHIBIT 2


                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (this "AGREEMENT"), dated as of May 17, 2002, is by and among Cinemark, Inc., a Delaware corporation ("HOLDINGS"), Cinemark USA, Inc., a Texas corporation ("CINEMARK"), and each of the shareholders of Cinemark that is a signatory hereto (individually, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS").

         A. Holdings desires to acquire (the "SHARE EXCHANGE") all of the issued and outstanding shares of (i) Class A Common Stock of Cinemark ("CINEMARK CLASS A STOCK") and (ii) Class B Common Stock of Cinemark ("CINEMARK CLASS B STOCK") in consideration for the issuance to the Shareholders of shares of Class A Common Stock, par value $0.001 per share, of Holdings (the "HOLDINGS CLASS A STOCK") and Class B Common Stock, par value $0.001 per share, of Holdings (the "HOLDINGS CLASS B STOCK") (the Holdings Class A Stock and Holdings Class B Stock are sometimes collectively referred to herein as the "HOLDINGS STOCK") in the amounts set forth on the signature pages attached hereto, all subject to the terms and conditions set forth in this Agreement (the Cinemark Class A Stock and Cinemark Class B Stock are sometimes collectively referred to herein as the "SHARES"); and

         B. The Shareholders desire to exchange the Shares for the Holdings Class A and Holdings Class B Stock, as applicable, subject to the terms and conditions set forth in this Agreement; and

         C. The parties hereto intend that the Share Exchange qualify as a tax free exchange under Section 351 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Holdings, Cinemark and the Shareholders hereby agree as follows:

                                   ARTICLE 1
                                 SHARE EXCHANGE

         1.1 The Share Exchange. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 1.3 hereof), the Shareholders shall exchange and transfer to Holdings, and Holdings shall exchange and accept from the Shareholders, all of the Shareholders' right, title and interest in and to the Shares, free and clear of all liens, options, claims, charges, pledges, security interests, or other encumbrances of any kind.

         1.2 Exchange Ratio. At the Closing, the Shareholders shall deliver their certificate or certificates representing the Shares, duly endorsed in blank or in other proper form for transfer, to Holdings in consideration of the issuance to the Shareholders by Holdings of an aggregate of 24,009,480 shares of Holdings Class A Stock and 25,710,480 shares of Holdings Class B Stock. Such Holdings Class A Stock and Holdings Class B Stock shall be issued to the Shareholders as follows:

                  (a) Each share of Cinemark Class A Stock issued and outstanding immediately prior to the Closing Date shall be exchanged for 270 validly issued, fully paid and nonassessable shares of Holdings Class B Stock. From and after the Closing


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         Date, each outstanding certificate which represented shares of Cinemark
         Class A Stock shall evidence ownership of and represent the number of shares of Holdings Class B Stock into which such shares of Cinemark Class A Stock shall have been exchanged for Holdings Class B Stock pursuant to this Section 1.2(a).

                  (b) Each share of Cinemark Class B Stock held by each of Lee Roy Mitchell, CGI Equities Ltd., the Mitchell Special Trust, the Mitchell Grandchildren's Trust for Crystal Lee Roberts, the Mitchell Grandchildren's Trust for Cassie Ann Roberts, the Mitchell Grandchildren's Trust for Lacey Marie Lee, the Mitchell Grandchildren's Trust for Ashley Ann Lee and the Mitchell Grandchildren's Trust for Skyler Kaye Mitchell issued and outstanding immediately prior to the Closing Date shall be exchanged for that number of validly issued, fully paid and nonassessable shares of Holdings Class B Stock set forth on the signature pages attached hereto. From and after the Closing Date, each outstanding certificate which represented shares of Cinemark Class B Stock shall evidence ownership of and represent the number of Holdings Class B Stock into which such shares of Cinemark Class B Stock shall have been exchanged for Holdings Class B Stock pursuant to this
         Section 1.2(b).

                  (c) Each share of Cinemark Class B Stock held by each of the Shareholders other than Lee Roy Mitchell, CGI Equities Ltd., the Mitchell Special Trust, the Mitchell Grandchildren's Trust for Crystal Lee Roberts, the Mitchell Grandchildren's Trust for Cassie Ann Roberts, the Mitchell Grandchildren's Trust for Lacey Marie Lee, the Mitchell Grandchildren's Trust for Ashley Ann Lee and the Mitchell Grandchildren's Trust for Skyler Kaye Mitchell issued and outstanding immediately prior to the Closing Date shall be exchanged for that number of validly issued, fully paid and non-assessable shares of Holdings Class A Stock set forth on the signature pages attached hereto. From and after the Closing Date, each outstanding certificate which represented shares of Cinemark Class B Stock shall evidence ownership of and represent the number of Holdings Class A Stock into which such shares of Cinemark Class B Stock shall have been exchanged for Holdings Class A Stock pursuant to this Section 1.2(c).

                  (d) At the Closing, automatically and without any action on the part of the holder thereof, Holdings shall assume each outstanding employee or director stock option of Cinemark outstanding at the Closing (the "CINEMARK OPTIONS") and each Cinemark Option will become an option to purchase 270 shares of Holdings Class A Stock at an exercise price per share equal to the per share exercise price of such Cinemark Option divided by 270, and will be subject to the same terms and conditions as such outstanding Cinemark Option; except, that if Code Section 421 applies to any Cinemark Option because of the qualifications under Code Section 422 or 423, the exercise price, the number of shares purchasable pursuant to such Cinemark Option and the terms and conditions of exercise of such Cinemark Option shall comply with Code Section 424(a). Holdings shall take all corporate actions necessary to reserve for issuance a sufficient number of Holdings Class A Stock for delivery upon exercise of the Cinemark Options that Holdings assumes hereunder.

                  (e) Each share of Cinemark Class A Stock and Cinemark Class B Stock held in treasury shall be canceled and retired, and shall cease to exist, without any conversion thereof into Holdings Class A Stock or Holdings Class B Stock, or the right to receive Holdings Class A Stock or Holdings Class B Stock.

         1.3 Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Cinemark at 3900 Dallas Parkway, Suite 500, Dallas, Texas 75093 on May 17, 2002, upon satisfaction or waiver of all conditions to closing set forth in Article 5 of this Agreement. The date on which the Closing is actually held is referred to herein as the "CLOSING DATE".

         1.4 Exchange of Certificates. Upon surrender to Holdings of a certificate for, or options to purchase, shares of Cinemark Class A Stock or Cinemark Class B Stock, duly executed by the holder thereof, the holder of such certificate, or option, shall be entitled to receive as soon as practical in exchange therefor certificates, or options, representing the number of Holdings Class A Stock or Holdings Class B Stock into which the share, or option, represented by the certificate, or option, so surrendered shall have been exchanged pursuant to Section 1.2, and the certificate, or option, so surrendered shall be canceled.

         1.5 Termination of Transfer Restrictions.

                  (a) Shareholders' Agreement. Each of Lee Roy Mitchell, CGI Equities Ltd., the Mitchell Special Trust, the Mitchell Grandchildren's Trust for Crystal Lee Roberts, the Mitchell Grandchildren's Trust for Cassie Ann Roberts, the Mitchell Grandchildren's Trust for Lacey Marie Lee, the Mitchell Grandchildren's Trust for Ashley Ann Lee, the Mitchell Grandchildren's Trust for Skyler Kaye Mitchell, Cypress Merchant Banking Partners L.P., Cypress Pictures Ltd. and Cinemark hereby terminate that certain Shareholders' Agreement (as defined on Schedule 3.2 hereto) upon Closing.

                  (b) Stock Transfer Restriction Agreements. Each of the Shareholders subject to a Stock Transfer Restriction Agreement as listed on Schedule 3.2 hereto and Cinemark hereby terminate their respective Stock Transfer Restriction Agreements upon Closing.

         1.6 Effect. After giving effect to the transactions contemplated by this Agreement, the pro rata ownership of Holdings shall be identical to the ownership of Cinemark existing immediately prior to the consummation of the transactions contemplated in this Agreement.

                                   ARTICLE 2
                   REPRESENTATIONS AND WARRANTIES OF CINEMARK

         Cinemark represents and warrants as follows:

         2.1 Organization, Good Standing, Authority. Cinemark is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted. Cinemark is duly qualified as a foreign

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corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary.

         2.2 Corporate Power and Authority. Cinemark has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Cinemark has taken all corporate action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

         2.3 Enforceability. This Agreement has been duly and validly authorized, executed and delivered by Cinemark, constitutes the legal, valid and binding obligation of Cinemark and is enforceable against Cinemark in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

         2.4 Capitalization of Cinemark. Cinemark represents and warrants that the number and designation of shares of Cinemark's capital stock issued and outstanding consists of 1,500 shares of Class A Common Stock and 182,648 shares of Class B Common Stock. Cinemark further represents and warrants that there are 6,415 options outstanding to purchase one share of Cinemark Class B Stock outstanding.

         2.5 No Violation. The execution and delivery of this Agreement by Cinemark, the performance by Cinemark of its obligations hereunder and the consummation by Cinemark of the transactions contemplated by this Agreement will not (a) contravene any provision of any of Cinemark's Articles of Incorporation, as the case may be, or Bylaws, (b) violate or conflict with any law, statute, ordinance, rule, regulation, decree, write, injunction, judgment, ruling or order of any governmental authority or of any arbitration award which is either applicable to, binding upon, or enforceable against Cinemark, (c) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any material contract which is applicable to, binding upon or enforceable against Cinemark, (d) result in or require the creation or imposition of any lien upon or with respect to any of the property or assets of Cinemark, (e) give to any individual or entity a right or claim against any Party, which would have a material adverse effect on Cinemark, or (f) require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other person, except any governmental permits or licenses required to operate the business of Cinemark.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                               OF THE SHAREHOLDERS

         Each of the Shareholders hereby represents and warrants to Holdings with respect to itself, and not with respect to any other Shareholder, as follows:

         3.1 Organization and Qualification. Each Shareholder that is an entity, is an entity duly created, formed or organized, validly existing, and in good standing under the laws of its jurisdiction of its creation, formation, or organization. Each such Shareholder is duly qualified and in good standing as a foreign entity under the laws of each jurisdiction where qualification is required.

         3.2 Title to Shares. Shareholder is the record and beneficial owner and holder of the Shares set forth opposite such Shareholder's name on the signature pages attached hereto, to the knowledge of such Shareholder, free and clear of any lien, encumbrance, adverse claim, restriction on sale or transfer (other than restrictions imposed by applicable securities laws), preemptive right, limitations on voting rights or option except as disclosed on Schedule 3.2, and has the authority to dispose of such Shares pursuant to this Agreement.

         3.3 Power and Authority. Each Shareholder that is an entity has the entity power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Each Shareholder who is an individual has the requisite competence and authority to execute and deliver this Agreement and to perform and to consummate the obligations hereunder. Each Shareholder has taken all actions necessary to authorize the execution and delivery of this Agreement, the performance of such Shareholder's obligations hereunder and the consummation of the transactions contemplated by this Agreement.

         3.4 Enforceability. This Agreement has been duly and validly authorized, executed and delivered by each shareholder, constitutes the legal, valid and binding obligation of the Shareholder, and is enforceable against such Shareholder in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

         3.5 No Violation. The execution, delivery and performance of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby will not require any notice to, filing with, or the consent, approval or authorization of any person or governmental authority. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in the acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which the Shareholder is a party or is bound or to which any of the Shareholder's assets are subject, (ii) conflict with, violate or result in a breach of any provision of the charter documents or trust agreement of the Shareholder which is not a natural person or
(iii) conflict with or violate any law, rule, regulation, ordinance, order, writ, injunction or decree applicable to the Shareholder or by which any of their respective properties or assets is bound or affected.

         3.6 Legal Proceedings. There are no claims, actions, suits, arbitrations, grievances, proceedings or investigations pending or, to the best knowledge of each Shareholder threatened, against such Shareholder, at law, in equity, or before any federal, state, municipal or other governmental or nongovernmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, involving the transactions contemplated hereby or otherwise affecting the shares.

         3.7 Consents. No consent of, or order of or filing with, any court or governmental body or other person is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated herein by the Shareholder.

         3.8 Investor Status. Shareholder hereby acknowledges that the acquisition of the Holdings Stock pursuant to this Agreement is suitable only for sophisticated investors and that the Holdings Stock is being offered and issued under an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, (the "SECURITIES ACT") and the Rules and Regulations promulgated thereunder and the applicable state securities laws and that this Agreement has not been submitted to or reviewed by the Securities and Exchange Commission (the "SEC") or the securities regulation agency of any state or any other governmental agency.

         3.9 Absence of Market. Shareholder acknowledges that such Shareholder must bear the economic risk of his investment in the Holdings Stock for an indefinite period of time since the shares of Holdings Stock acquired pursuant to this Agreement have not been registered under the Securities Act, nor any state securities laws, and therefore cannot be sold unless such shares of Holdings Stock are subsequently registered under the Securities Act and applicable state laws or an exemption from registration is available.

         3.10 Access to Information. Shareholder represents that such Shareholder has received and reviewed to such Shareholder's satisfaction all documents and information that he considers material to such Shareholder's acquisition of the Holdings Stock. Shareholder acknowledges that all documents, records, and books (including books and records of Holdings) have been made available for inspection by such Shareholder's attorney and/or accountant and appropriate representatives of the Shareholder, and that Shareholder has received copies of all documents requested by such Shareholder in connection with his evaluation of this investment. Shareholder represents that such Shareholder and such Shareholder's representatives have had an opportunity to ask questions of and receive answers from Holdings regarding Holdings and all questions and inquiries made by such Shareholder have been responded to satisfactorily.

         3.11 Investment Purposes. Shareholder hereby represents and warrants to Holdings that such Shareholder is acquiring the Holdings Stock for investment purposes only, for such Shareholder's own account, and not as nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. No Shareholder has any agreement, binding commitment or other arrangement with any person or entity to sell, transfer or pledge any part or participation interest in of the Holdings Stock and such Shareholder has no plans to enter into any such agreement, binding commitment or arrangement.

         3.12 Legend. The Shareholders acknowledge that the certificates representing the shares of Holdings Stock to be delivered by Holdings will bear one or more of the following restrictive legends as set forth on the signature pages attached hereto:

                  (a) Legend A--General Securities Act Legend. "The Securities evidenced by this Certificate have not been registered under the Securities Act of 1933 or the securities laws of any state and may not be sold or transferred unless there is an effective Registration Statement covering such Securities or such sale or transfer is exempt from the registration and prospectus delivery requirements of such act and any similar requirements of any applicable state securities law."

                  (b) Legend B--Stockholders' Agreement Legend. "The Securities represented by this Certificate are subject to certain restrictions set forth in a Stockholders' Agreement dated as of May 17, 2002, a copy of which is available upon request from the Secretary of the Company."

                  (c) Legend C--Stock Transfer Restriction Agreement Legend. "The sale, assignment, transfer, pledge or other disposition or encumbrance of the shares represented hereby is restricted by the terms of a Stock Transfer Restriction Agreement dated as of the 17th day of May, 2002, as amended, modified or supplemented from time to time, a copy of which is on file with the Secretary of the Company (the "Stock Transfer Restriction Agreement"). A copy of the Stock Transfer Restriction Agreement will be furnished by the Company to the holder hereof without charge upon written request to the Company at its principal place of business or registered office. By acceptance of this certificate, the holder hereof agrees to be bound by the terms, restrictions and obligations of the Stock Transfer Restriction Agreement."

                                   ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF HOLDINGS

         Holdings represents and warrants to each of the Shareholders as follows:

         4.1 Organization and Qualification. Holdings is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted. Holdings is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary.

         4.2 Corporate Power and Authority. Holdings has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Holdings has taken all corporate action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

         4.3 Enforceability. This Agreement has been duly and validly authorized, executed and delivered by Holdings, constitutes the legal, valid and binding obligation of Holdings and is enforceable against Holdings in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement

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of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

         4.4 Holdings Stock. Upon consummation of the transaction contemplated hereby and the issuance and delivery of the certificates representing the Holdings Class A Common and the Holdings Class B Common to the Shareholders, such shares will be duly authorized, validly issued, fully paid, non-assessable shares. The shares of Holdings Stock issuable upon exercise of options to purchase Holdings Stock have been duly authorized and reserved for issuance upon such exercise, and when issued upon exercise in accordance with the terms of the options, such shares of Holdings Stock will be duly and validly issued, fully paid and nonassessable.

         4.5 Capitalization of Holdings. Holdings represents and warrants that the number and designation of shares of Holdings authorized capital stock consists of 50,000,000 shares of preferred stock, par value $0.001, 350,000,000 shares of Class A common stock, par value $0.001 per share and 150,000,000 shares of Class B common stock, par value $0.001 per share. No shares of capital stock of Holdings are issued or outstanding prior to the Closing.

         4.6 No Violation. The execution and delivery of this Agreement by Holdings, the performance by Holdings of its obligations hereunder and the consummation by each Party of the transactions contemplated by this Agreement will not (a) contravene any provision of any Holding's Certificate of Incorporation, as the case may be, or Bylaws, (b) violate or conflict with any law, statute, ordinance, rule, regulation, decree, write, injunction, judgment, ruling or order of any governmental authority or of any arbitration award which is either applicable to, binding upon, or enforceable against Holdings, (c) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any material contract which is applicable to, binding upon or enforceable against Holdings, (d) result in or require the creation or imposition of any lien upon or with respect to any of the property or assets of Holdings, (e) give to any individual or entity a right or claim against any Party, which would have a material adverse effect on Holdings, or
(f) require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other person, except any governmental permits or licenses required to operate the business of Holdings.

         4.7 Tax Treatment of Share Exchange. The Share Exchange pursuant to this Agreement qualifies as a tax-free exchange under Section 351 of the Code.

                                   ARTICLE 5
                              CONDITIONS TO CLOSING

         The obligations of each of the parties to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing in whole or in part by the parties:

         5.1 Representations and Warranties. The representations and warranties of each party contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made at and as of that time except those

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representations and warranties which address matters only as of a particular date shall remain true and correct as of such date.

         5.2 Performance of Covenants. Each party shall have performed or complied with, in all material respects, all of its obligations required by this Agreement to be performed or complied with at or prior to the Closing Date.

         5.3 Shareholder Approval. The Share Exchange and this Agreement shall have received the requisite approval from the Shareholders.

         5.4 Reorganization Opinion. Holdings shall have received an opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. ("AGSH&F") addressed to each of Holdings, Lee Roy Mitchell, CGI Equities Ltd., Cypress Merchant Banking Partners L.P. and Cypress Pictures, Ltd., dated as of the Closing Date (as herein defined), to the effect that, based upon certificates and letters acceptable to AGSH&F dated as of the Closing Date, the Share Exchange will qualify as a tax-free exchange within the meaning of Section 351 of the Code, with customary exceptions, assumptions and qualifications.

         5.5 Stockholders' Agreement. Each of Holdings, Lee Roy Mitchell, CGI Equities Ltd., Cypress Merchant Banking Partners L.P., Cypress Pictures, Ltd., the Mitchell Special Trust, the Mitchell Grandchildren's Trust for Crystal Lee Roberts, the Mitchell Grandchildren's Trust for Cassie Ann Roberts, the Mitchell Grandchildren's Trust for Lacey Marie Lee, the Mitchell Grandchildren's Trust for Ashley Ann Lee and the Mitchell Grandchildren's Trust for Skyler Kaye Mitchell shall have entered into the Stockholders' Agreement dated as of the Closing Date attached hereto as Exhibit A (the "STOCKHOLDERS' AGREEMENT").

         5.6 Stock Transfer Restriction Agreements. Each of the Shareholders other than Lee Roy Mitchell, CGI Equities Ltd., Cypress Merchant Banking Partners L.P., Cypress Pictures, Ltd., the Mitchell Special Trust, the Mitchell Grandchildren's Trust for Crystal Lee Roberts, the Mitchell Grandchildren's Trust for Cassie Ann Roberts, the Mitchell Grandchildren's Trust for Lacey Marie Lee, the Mitchell Grandchildren's Trust for Ashley Ann Lee and the Mitchell Grandchildren's Trust for Skyler Kaye Mitchell shall have entered into a Stock Transfer Restriction Agreement with Holdings dated as of the Closing Date in substantially the form attached hereto as Exhibit B (the "STOCK TRANSFER RESTRICTION AGREEMENT").

         5.7 Certificate of Incorporation. The Certificate of Incorporation in substantially the form attached hereto as Exhibit C shall have been filed with the Secretary of State of the State of Delaware.

         5.8 Articles of Share Exchange. An Articles of Share Exchange in substantially the form attached hereto as Exhibit D shall have been filed with the Secretary of State of the State of Texas.

         5.9 Deliveries. Cinemark, Holdings and each Shareholder that is an entity shall have delivered each of the following documents and instruments:

                  (a) Certificate of Good Standing. A Certificate of Good Standing dated within ten business day of the Closing Date issued by the appropriate Secretary of State;

                  (b) Secretary Certificate. A certificate of the Secretary or Assistant Secretary dated the Closing Date certifying (i) such party's charter, Bylaws or other governing documents and good standing, (ii) the adoption and continued effect of the resolutions of the appropriate board of directors authorizing this Agreement and the Share Exchange, and (iii) the incumbency and signatures of the officers authorized to execute this Agreement and all other documents, instruments and agreements to be executed pursuant to this Agreement;

                  (c) Executive Officer Certificate. A certificate of an executive officer dated the Closing Date certifying the satisfaction of the conditions set forth in Section 5.1 and Section 5.2;

                  (d) Other Documents. Such other documents, instruments, and certificates as may reasonably be requested for the transactions contemplated by this Agreement.

                                   ARTICLE 6
                                 INDEMNIFICATION

         6.1 Indemnification by the Shareholders. Each Shareholder shall severally indemnify and hold harmless Cinemark and Holdings, and each of their respective officers, directors, employees and each other Shareholders from any liability, damage, deficiency, loss, penalty, cost or expense, including reasonable attorneys' fees and costs of investigating and defending against lawsuits, complaints, actions or other pending or threatened litigation (collectively, "COSTS") arising from or attributable to any breach of any representation, warranty, covenant or agreement made by such Shareholder in this Agreement.

         6.2 Indemnification by Holdings. Holdings shall indemnify and hold harmless the Shareholders from Costs arising from or attributable to any breach of any representation, warranty, covenant or agreement made by Holdings in this Agreement.

         6.3 Procedures for Resolution and Payment of Claims for
Indemnification.

                  (a) If a party entitled to be indemnified under this Article 5 (the "INDEMNITEE") shall incur any Costs or determine that it is likely to incur any Costs, including without limitation claims by third parties, and believes that it is entitled to be indemnified against such Costs by another party hereunder (the "INDEMNITOR"), such Indemnitee shall deliver to the Indemnitor a certificate (an "INDEMNITY CERTIFICATE") signed by the Indemnitee which Indemnity Certificate shall:

                           (i) state that the Indemnitee has paid or properly accrued Costs, or anticipates that it will incur liability for Costs for which such Indemnitee is entitled to indemnification pursuant to this Agreement; and

                           (ii) specify in reasonable detail each individual item of Cost included in the amount so stated, the date such item was paid or properly accrued, the basis for any anticipated liability and the nature of the misrepresentation, breach of warranty or breach of covenant to which each such item is related and the computation of the amount to which such Indemnitee claims to be entitled hereunder.



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

                  (b) In case the Indemnitor shall object to the indemnification of an Indemnitee in respect of any claim or claims specified in any Indemnity Certificate, the Indemnitor shall within 30 days after receipt by the Indemnitor of such Indemnity Certificate deliver to the Indemnitee a written notice to such effect and the Indemnitor and the Indemnitee shall, within the 30-day period beginning on the date of receipt by the Indemnitee of such written objection, attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims to which the Indemnitor shall have so objected. If the Indemnitee and the Indemnitor shall succeed in reaching agreement on their respective rights with respect to any of such claims, the Indemnitee and the Indemnitor shall promptly prepare and sign a memorandum setting forth such agreement. Should Indemnitee and the Indemnitor be unable to agree as to any particular item or items or amount or amounts, then Indemnitee and the Indemnitor shall arbitrate such dispute pursuant to Section 9.4 hereof.

                  (c) Claims for Costs specified in any Indemnity Certificate to which an Indemnitor shall not object in writing, claims for Costs covered by a memorandum of agreement of the nature described in paragraph (b), claims for Costs the validity and amount of which have been the subject of arbitration as described in paragraph (b) and claims for Costs the validity and amount of which shall have been the subject of a final judicial determination are hereinafter referred to, collectively, as "AGREED CLAIMS".

                  (d) Promptly after the assertion by any third party of any claim against any Indemnitee that, in the judgment of such Indemnitee, may result in the incurrence by such Indemnitee of Costs for which such Indemnitee would be entitled to indemnification pursuant to this Agreement, such Indemnitee shall deliver to the Indemnitor a written notice describing in reasonable detail such claim and such Indemnitor may, at its option, assume the defense of the Indemnitee against such claim (including the employment of counsel, who shall be satisfactory to such Indemnitee, and the payment of expenses). Any Indemnitee shall have the right to employ separate counsel in any such action or claim and to participate in the defense thereto, but the fees and expenses of such counsel shall not be at the expense of the Indemnitor unless (i) the Indemnitor shall have failed, within a reasonable time after having been notified by the Indemnitee of the existence of such claim as provided in the preceding sentence, to assume the defense of such claim, (ii) the employment of such counsel has been specifically authorized by the Indemnitor, or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnitee and the Indemnitor and such Indemnitee shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Indemnitor. No Indemnitor shall be liable to indemnify any Indemnitee for any settlement of any such action or claim effected without the consent of the Indemnitor but if settled with the written consent of the Indemnitor, or if there be a final judgment for the plaintiff in any such action, the Indemnitor shall jointly and severally indemnify and hold harmless each Indemnitee from and against any loss or liability by reason of such settlement of judgment. If an Indemnitor assumes the defense of an Indemnitee against a claim asserted hereunder, the Indemnitee shall give the Indemnitor access to Cinemark's books and records as necessary to conduct such defense and cooperate in such defense.

                  (e) In the event that an Indemnitee subsequently recovers any or all of the amount of an Agreed Claim from a party other than the Indemnitor, the Indemnitee shall reimburse immediately to the Indemnitor, in cash, an amount equal to the amount of such previously paid Agreed Claim which shall have been recovered.

                                   ARTICLE 7
                               GENERAL PROVISIONS

         7.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by a nationally recognized overnight delivery service or facsimile transmission (if also sent by personal delivery, certified mail or overnight delivery service) to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

                  (a) if to Holdings or Cinemark:

                           Cinemark, Inc.
                           3900 Dallas Parkway, Suite 500
                           Plano, Texas 75093
                           Attn: General Counsel
                           Facsimile No. (972) 665-1004

                  (b) if to a Shareholder, to the address below such Shareholder's name on its respective signature page attached hereto.

Notice so given shall (in the case of notice so given by mail) be deemed to be given and received in the fourth calendar day after posting, in the case of notice so given by overnight delivery service on the date of actual delivery and, in the case of notice so given by facsimile transmissions or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

         7.2 Further Assurances. The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated herein.

         7.3 Entire Agreement and Modification. This Agreement and the agreements contemplated herein supersede all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by Holdings, Cinemark and the Shareholders.

         7.4 Waiver. At any time prior to the Closing, any term, provision or condition of this Agreement may be waived in writing (or the time for performance of any of the obligations or other acts of the parties hereto may be extended) by Holdings, Cinemark and the Shareholders.

         7.5 Assignments and Successors. Holdings may not assign any of its rights under this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights and obligations hereunder may be assigned by any party hereto without the express written consent of Holdings. Notwithstanding the foregoing or anything else contained in this Agreement, after the Closing Date, each of the Shareholders, other than Shareholders who are parties to a Stock Transfer Restriction Agreement, may assign its rights and obligations hereunder and thereunder, including, without limitation, with respect to any of the Holdings Stock received hereunder, to any Related Party (as defined in the Stockholders' Agreement) of such Shareholder and each reference to a Shareholder hereunder shall include such Shareholder's Related Parties (as defined in the Stockholders' Agreement) provided, however, that (i) any such Related Party shall execute an addendum to this Agreement in form and substance satisfactory to Holdings whereby such Related Party agrees to be bound by the provisions of this Agreement binding on Shareholders and (ii) no such assignment shall relieve Shareholders from any obligations of Shareholders pursuant to Section 6 hereof.

         7.6 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

         7.7 Headings. The headings of sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

         7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas other than the conflict of laws rules thereof.

         7.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the date first above written.


                                     CINEMARK, INC.



                                     By: /s/ MICHAEL CAVALIER
                                        ----------------------------------------
                                     Name: Michael Cavalier
                                          --------------------------------------
                                     Title: Secretary
                                           -------------------------------------


                                     CINEMARK USA, INC.



                                     By: /s/ ROBERT COPPLE
                                        ----------------------------------------
                                     Name: Robert Copple
                                          --------------------------------------
                                     Title: Senior Vice President
                                           -------------------------------------

                                     SHAREHOLDERS:

                                     /s/ LEE ROY MITCHELL
                                     -------------------------------------------
                                     Lee Roy Mitchell


                                     Address:  9769 Audubon Place
                                               Dallas, Texas 75220


                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                                1,500 Class A Common
                                               44,187 Class B Common

                                     Shares in Cinemark, Inc.
                                           12,335,490 Class B Common


         Tandy Mitchell, the wife of Lee Roy Mitchell, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ TANDY MITCHELL
                                     -------------------------------------------
                                     Tandy Mitchell

                                     CGI EQUITIES LTD.

                                         By: CGI Investments, LLC

                                         By: /s/ ROBERT COPPLE
                                            ------------------------------------
                                         Name: Robert Copple
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------


                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                               33,500 Class B Common


                                     Shares in Cinemark, Inc.
                                            9,045,000 Class B Common

                                     CYPRESS MERCHANT BANKING
                                     PARTNERS L.P.

                                     By: CYPRESS ASSOCIATES L.P.
                                         its General Partner

                                         By: THE CYPRESS GROUP L.L.C.,
                                             its General Partner



                                         By:  /s/ JAMES A. STERN
                                            ------------------------------------
                                         Name:    James A. Stern
                                              ----------------------------------
                                         Title:   Member
                                               ---------------------------------


                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                               78,469 Class B Common


                                     Shares in Cinemark, Inc.
                                           21,186,630 Class A Common

                                     CYPRESS PICTURES LTD.



                                     By:   /s/ DAVID P. SPALDING
                                        ----------------------------------------
                                     Name:     David P. Spalding
                                          --------------------------------------
                                     Title:    Member
                                           -------------------------------------


                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                                4,079 Class B Common


                                     Shares in Cinemark, Inc.
                                            1,101,330 Class A Common

                                     THE MITCHELL SPECIAL TRUST



                                     By: /s/ LEE ROY MITCHELL
                                        ----------------------------------------
                                        Lee Roy Mitchell, Trustee



                                     By: /s/ GARY WITHERSPOON
                                        ----------------------------------------
                                        Gary Witherspoon, Trustee


                                     Address: 3900 Dallas Parkway, Suite 500
                                              Plano, Texas 75093


                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                               14,667 Class B Common


                                     Shares in Cinemark, Inc.
                                            3,960,090 Class B Common

                                     MITCHELL GRANDCHILDREN'S TRUST
                                     FOR CRYSTAL LEE ROBERTS



                                     By: /s/ LEE ROY MITCHELL
                                        ----------------------------------------
                                        Lee Roy Mitchell, Trustee



                                     By: /s/ GARY WITHERSPOON
                                        ----------------------------------------
                                        Gary Witherspoon, Trustee


                                     Address:  3900 Dallas Parkway, Suite 500
                                               Plano, Texas 75093



                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                                   254 Class B Common


                                     Shares in Cinemark, Inc.
                                                68,580 Class B Common

                                     MITCHELL GRANDCHILDREN'S TRUST
                                     FOR CASSIE ANN ROBERTS



                                     By: /s/ LEE ROY MITCHELL
                                        ----------------------------------------
                                        Lee Roy Mitchell, Trustee



                                     By: /s/ GARY WITHERSPOON
                                        ----------------------------------------
                                        Gary Witherspoon, Trustee


                                     Address: 3900 Dallas Parkway, Suite 500
                                              Plano, Texas 75093



                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                                  254 Class B Common


                                     Shares in Cinemark, Inc.
                                               68,580 Class B Common

                                     MITCHELL GRANDCHILDREN'S TRUST
                                     FOR LACEY MARIE LEE



                                     By: /s/ LEE ROY MITCHELL
                                        ----------------------------------------
                                        Lee Roy Mitchell, Trustee



                                     By: /s/ GARY WITHERSPOON
                                        ----------------------------------------
                                        Gary Witherspoon, Trustee


                                     Address: 3900 Dallas Parkway, Suite 500
                                              Plano, Texas 75093



                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                                  254 Class B Common


                                     Shares in Cinemark, Inc.
                                               68,580 Class B Common

                                     MITCHELL GRANDCHILDREN'S TRUST
                                     FOR ASHLEY ANN LEE



                                     By: /s/ LEE ROY MITCHELL
                                        ----------------------------------------
                                        Lee Roy Mitchell, Trustee



                                     By: /s/ GARY WITHERSPOON
                                        ----------------------------------------
                                        Gary Witherspoon, Trustee


                                     Address: 3900 Dallas Parkway, Suite 500
                                              Plano, Texas 75093



                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                                  254 Class B Common


                                     Shares in Cinemark, Inc.
                                               68,580 Class B Common

                                     MITCHELL GRANDCHILDREN'S TRUST
                                     FOR SKYLER KAYE MITCHELL



                                     By: /s/ LEE ROY MITCHELL
                                        ----------------------------------------
                                        Lee Roy Mitchell, Trustee



                                     By: /s/ GARY WITHERSPOON
                                        ----------------------------------------
                                        Gary Witherspoon, Trustee


                                     Address: 3900 Dallas Parkway, Suite 500
                                              Plano, Texas 75093



                                     Legend: A, B

                                     Shares in Cinemark USA, Inc.
                                                  254 Class B Common


                                     Shares in Cinemark, Inc.
                                               68,580 Class B Common

                                     /s/ RONALD S. REID
                                     -------------------------------------------
                                     Ronald S. Reid


                                     Address: 7927 Wells Scenic View Lane
                                             -----------------------------------
                                              Knoxville, TN 37938
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  233 Class B Common


                                     Shares in Cinemark, Inc.
                                               62,910 Class A Common


         Dawn Reid, the wife of Ronald S. Reid, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws, or otherwise.


                                     /s/ DAWN REID
                                     -------------------------------------------
                                     Dawn Reid

                                     /s/ THOMAS J. OWENS
                                     -------------------------------------------
                                     Thomas J. Owens


                                     Address: 3474 Forest Hill Circle
                                              Garland, Texas 75044


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  297 Class B Common


                                     Shares in Cinemark, Inc.
                                               80,190 Class A Common

                                     /s/ ROBERT COPPLE
                                     -------------------------------------------
                                     Robert Copple


                                     Address: 6205 Orchard Park Dr.
                                              Frisco, Texas 75034


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  350 Class B Common


                                     Shares in Cinemark, Inc.
                                               94,500 Class A Common

         Lynda Copple, the wife of Robert Copple, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ LYNDA COPPLE
                                     -------------------------------------------
                                     Lynda Copple

                                     /s/ WALTER HEBERT III
                                     -------------------------------------------
                                     Walter Hebert III


                                     Address: 1203 Hills Creek Dr.
                                              McKinney, Texas 75070


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  175 Class B Common


                                     Shares in Cinemark, Inc.
                                               47,250 Class A Common

         Donna Hebert, the wife of Walter Hebert III, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ DONNA HEBERT
                                     -------------------------------------------
                                     Donna Hebert

                                     /s/ TANDY MITCHELL
                                     -------------------------------------------
                                     Tandy Mitchell


                                     Address: 9769 Audubon Place
                                              Dallas, Texas 75220


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  100 Class B Common


                                     Shares in Cinemark, Inc.
                                               27,000 Class B Common

         Lee Roy Mitchell, the husband of Tandy Mitchell, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests he may have with respect to any right, title or interest owned by his in shares of Common Stock registered in his spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ LEE ROY MITCHELL
                                     -------------------------------------------
                                     Lee Roy Mitchell

                                     /s/ JEFF STEDMAN
                                     -------------------------------------------
                                     Jeff Stedman


                                     Address: 7615 Creekbluff Drive
                                             -----------------------------------
                                              Austin, TX 78750
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                   425 Class B Common


                                     Shares in Cinemark, Inc.
                                               114,750 Class A Common


         Lisa Stedman, the wife of Jeff Stedman, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ LISA STEDMAN
                                     -------------------------------------------
                                     Lisa Stedman

                                     /s/ JERRY BRAND
                                     -------------------------------------------
                                     Jerry Brand

                                     Address: 6608 Barclay Lane
                                             -----------------------------------
                                              Garland, TX 75044
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  160 Class B Common


                                     Shares in Cinemark, Inc.
                                               43,200 Class A Common



         Joy Brand, the wife of Jerry Brand, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ JOY BRAND
                                     -------------------------------------------
                                     Joy Brand

                                     /s/ MARGARET E. RICHARDS
                                     -------------------------------------------
                                     Margaret E. Richards


                                     Address: 6533 Stonebrook Circle
                                              Dallas, Texas 75240


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  453 Class B Common


                                     Shares in Cinemark, Inc.
                                              122,310 Class A Common

                                     /s/ ROBERT CARMONY
                                     -------------------------------------------
                                     Robert Carmony


                                     Address: 6501 Castlemere Dr.
                                              Plano, Texas 75093


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  400 Class B Common


                                     Shares in Cinemark, Inc.
                                              108,000 Class A Common

                                     /s/ LOYD GIBBONS
                                     -------------------------------------------
                                     Loyd Gibbons


                                     Address: 7613 England
                                              Plano, Texas 75025



                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                 226 Class B Common


                                     Shares in Cinemark, Inc.
                                              61,020 Class A Common


         Susan Gibbons, the wife of Loyd Gibbons, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ SUSAN GIBBONS
                                     -------------------------------------------
                                     Susan Gibbons

                                     /s/ KEN HIGGINS
                                     -------------------------------------------
                                     Ken Higgins


                                     Address: 3513 Plymouth Drive
                                              Plano, Texas 75023


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  425 Class B Common


                                     Shares in Cinemark, Inc.
                                              114,750 Class A Common


         Julie Higgins, the wife of Ken Higgins, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ JULIE HIGGINS
                                     -------------------------------------------
                                     Julie Higgins

                                     /s/ DONALD W. MEREDITH
                                     -------------------------------------------
                                     Donald W. Meredith


                                     Address:  170 Main Oak Drive
                                             -----------------------------------
                                               Bandera, Texas  78003
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  226 Class B Common


                                     Shares in Cinemark, Inc.
                                               61,020 Class A Common


         Constance S. Meredith, the wife of Donald W. Meredith, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ CONSTANCE S. MEREDITH
                                     -------------------------------------------
                                     Constance S. Meredith

                                     /s/ ALAN W. STOCK
                                     -------------------------------------------
                                     Alan W. Stock


                                     Address: 4906 St. Lawrence Court
                                              Plano, Texas 75094


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  475 Class B Common


                                     Shares in Cinemark, Inc.
                                              128,250 Class A Common


         Cheri Stock, the wife of Alan W. Stock, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ CHERI STOCK
                                     -------------------------------------------
                                     Cheri Stock

                                     /s/ JEFFREY P. STONE
                                     -------------------------------------------
                                     Jeffrey P. Stone


                                     Address: 5309 Sawgrass Dr.
                                              Garland, Texas  75244


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  227 Class B Common


                                     Shares in Cinemark, Inc.
                                               61,290 Class A Common


         Susan Stone, the wife of Jeffrey P. Stone, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ SUSAN STONE
                                     -------------------------------------------
                                     Susan Stone

                                     /s/ PHILIP H. WOOD
                                     -------------------------------------------
                                     Philip H. Wood


                                     Address: 1313 Watersedge Dr.
                                              Plano, Texas 75093


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  360 Class B Common


                                     Shares in Cinemark, Inc.
                                               97,200 Class A Common

                                     /s/ STEVEN D. ZUEHLKE
                                     -------------------------------------------
                                     Steven D. Zuehlke


                                     Address: 4607 Forest Park Rd.
                                              Plano, Texas 75024


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  226 Class B Common


                                     Shares in Cinemark, Inc.
                                               61,020 Class A Common

                                     /s/ TONY BARRACO
                                     -------------------------------------------
                                     Tony Barraco


                                     Address: 7420 Yamini
                                              Dallas, Texas 75230


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                   60 Class B Common


                                     Shares in Cinemark, Inc.
                                               16,200 Class A Common


         Kim Barraco, the wife of Tony Barraco, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ KIM BARRACO
                                     -------------------------------------------
                                     Kim Barraco

                                     /s/ MICHAEL D. CAVALIER
                                     -------------------------------------------
                                     Michael D. Cavalier


                                     Address: 8008 Oakcrest Drive
                                             -----------------------------------
                                              McKinney, TX  75070
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  173 Class B Common


                                     Shares in Cinemark, Inc.
                                               46,710 Class A Common


         Angie Cavalier, the wife of Michael D. Cavalier, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ ANGIE CAVALIER
                                     -------------------------------------------
                                     Angie Cavalier

                                     /s/ KERI R. CHORBA
                                     -------------------------------------------
                                     Keri R. Chorba


                                     Address: 5810 Brookline Drive
                                              Rowlett, Texas 75089


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  110 Class B Common


                                     Shares in Cinemark, Inc.
                                               29,700 Class A Common


         Jim Chorba, the husband of Keri Chorba, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests he may have with respect to any right, title or interest owned by him in shares of Common Stock registered in his spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ JIM CHORBA
                                     -------------------------------------------
                                     Jim Chorba

                                     /s/ DON HARTON
                                     -------------------------------------------
                                     Don Harton


                                     Address: 712 Meadowlark
                                              Coppell, Texas 75019


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                   50 Class B Common


                                     Shares in Cinemark, Inc.
                                               13,500 Class A Common


         Elaine Carlton, the wife of Don Harton, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ ELAINE CARLTON
                                     -------------------------------------------
                                     Elaine Carlton

                                     /s/ AIMEE JOSTRAND
                                     -------------------------------------------
                                     Aimee Jostrand


                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  100 Class B Common


                                     Shares in Cinemark, Inc.
                                               27,000 Class A Common


         Jay Jostrand, the husband of Aimee Jostrand, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests he may have with respect to any right, title or interest owned by him in shares of Common Stock registered in his spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ JAY JOSTRAND
                                     -------------------------------------------
                                     Jay Jostrand

                                     /s/ JAY JOSTRAND
                                     -------------------------------------------
                                     Jay Jostrand


                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                   45 Class B Common


                                     Shares in Cinemark, Inc.
                                               12,150 Class A Common


         Aimee Jostrand, the wife of Jay Jostrand, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ AIMEE JOSTRAND
                                     -------------------------------------------
                                     Aimee Jostrand

                                     /s/ JOHN LUNDIN
                                     -------------------------------------------
                                     John Lundin


                                     Address: 2409 Stone Creek Dr.
                                              Plano, Texas 75075


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                   30 Class B Common


                                     Shares in Cinemark, Inc.
                                                8,100 Class A Common


         Patsy Lundin, the wife of John Lundin, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ PATSY LUNDIN
                                     -------------------------------------------
                                     Patsy Lundin

                                     /s/ JUAN MALDONADO
                                     -------------------------------------------
                                     Juan Maldonado


                                     Address: 512 Murl Dr.
                                              Irving, Texas 75062

                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                   50 Class B Common


                                     Shares in Cinemark, Inc.
                                               13,500 Class A Common


         Belinda Maldonado, the wife of Juan Maldonado, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ BELINDA MALDONADO
                                     -------------------------------------------
                                     Belinda Maldonado

                                     /s/ GREG MUSE
                                     -------------------------------------------
                                     Greg Muse


                                     Address: 1625 Yaggi
                                              Flower Mound, Texas 75028


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                   50 Class B Common


                                     Shares in Cinemark, Inc.
                                               13,500 Class A Common


         Audrey Muse, the wife of Greg Muse, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ AUDREY MUSE
                                     -------------------------------------------
                                     Audrey Muse

                                     /s/ STEVE OWEN
                                     -------------------------------------------
                                     Steve Owen


                                     Address: 440 Halifax Dr.
                                              Coppell, Texas 75019


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  100 Class B Common


                                     Shares in Cinemark, Inc.
                                               27,000 Class A Common


         Leslie Owen, the wife of Steve Owen, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ LESLIE OWEN
                                     -------------------------------------------
                                     Leslie Owen

                                     /s/ STEVE SCHREIBER
                                     -------------------------------------------
                                     Steve Schreiber


                                     Address: 282 Wishing Tree Lane
                                              Tioga, Texas 76271


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  150 Class B Common


                                     Shares in Cinemark, Inc.
                                               40,500 Class A Common


         Vicki Schreiber, the wife of Steve Schreiber, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ VICKI SCHREIBER
                                     -------------------------------------------
                                     Vicki Schreiber

                                     /s/ TIM WARNER
                                     -------------------------------------------
                                     Tim Warner


                                     Address: 5915 Colhurst Street
                                              Dallas, Texas  75230


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                  600 Class B Common


                                     Shares in Cinemark, Inc.
                                              162,000 Class A Common

                                     /s/ SHELDON STEIN
                                     -------------------------------------------
                                     Sheldon Stein


                                     Address: 300 Crescent Court, #200
                                              Dallas, Texas 75201


                                     Legend: A, C

                                     Shares in Cinemark USA, Inc.
                                                    200 Class B Common


                                     Shares in Cinemark, Inc.
                                                 54,000 Class A Common


         Barbara Stein, the wife of Sheldon Stein, hereby joins in and ratifies and confirms the foregoing Share Exchange Agreement as to any and all interests she may have with respect to any right, title or interest owned by her in shares of Common Stock registered in her spouse's name, whether derivative of the community property laws of the State of Texas, or otherwise.


                                     /s/ BARBARA STEIN
                                     -------------------------------------------
                                     Barbara Stein

                                  SCHEDULE 3.2

1. Shareholders' Agreement, dated March 12, 1996, among Cinemark, Lee Roy Mitchell, Cypress Merchant Banking Partners L.P., Cypress Pictures Ltd. and the certain Trusts signatory thereto, as amended (the "SHAREHOLDERS' AGREEMENT").

2. Stock Transfer Restriction Agreement, dated December 28, 2001, between Robert Copple and Cinemark.

3. Stock Transfer Restriction Agreement, dated April 1, 1996, between Ronald S. Reid and Cinemark.

4. Stock Transfer Restriction Agreement, dated November 6, 1996, between Thomas J. Owens and Cinemark.

5. Stock Transfer Restriction Agreement, dated December 28, 2001, between Thomas J. Owens and Cinemark.

6. Stock Transfer Restriction Agreement, dated December 28, 2001, between Walter Hebert III and Cinemark.

7. Stock Transfer Restriction Agreement, dated November 23, 2000, between Jerry Brand and Cinemark.

8. Stock Transfer Restriction Agreement, dated October 30, 2001, between Margaret E. Richards and Cinemark.

9. Stock Transfer Restriction Agreement, dated October 30, 2001, between Robert Carmony and Cinemark.

10. Stock Transfer Restriction Agreement, dated October 30, 2001, between Loyd Gibbons and Cinemark.

11. Stock Transfer Restriction Agreement, dated October 30, 2001, between Ken Higgins and Cinemark.

12. Stock Transfer Restriction Agreement, dated December 28, 2001, between Ken Higgins and Cinemark.

13. Stock Transfer Restriction Agreement, dated April 1, 1996, between Donald W. Meredith and Cinemark.

14. Stock Transfer Restriction Agreement, dated October 30, 2001, between Donald W. Meredith and Cinemark.

15. Stock Transfer Restriction Agreement, dated October 30, 2001, between Alan W. Stock and Cinemark.

16. Stock Transfer Restriction Agreement, dated October 30, 2001, between Jeffrey P. Stone and Cinemark.

17. Stock Transfer Restriction Agreement, dated October 30, 2001, between Philip H. Wood and Cinemark.

18. Stock Transfer Restriction Agreement, dated October 30, 2001, between Steven D. Zuehlke and Cinemark.

19. Stock Transfer Restriction Agreement, dated December 28, 2001, between Tony Barraco and Cinemark.

20. Stock Transfer Restriction Agreement, dated December 28, 2001, between Michael D. Cavalier and Cinemark.

21. Stock Transfer Restriction Agreement, dated December 28, 2001, between Keri R. Chorba and Cinemark.

22. Stock Transfer Restriction Agreement, dated December 28, 2001, between Don Harton and Cinemark.

23. Stock Transfer Restriction Agreement, dated December 28, 2001, between Aimee Jostrand and Cinemark.

24. Stock Transfer Restriction Agreement, dated December 28, 2001, between John Lundin and Cinemark.

25. Stock Transfer Restriction Agreement, dated December 28, 2001, between Juan Maldonado and Cinemark.

26. Stock Transfer Restriction Agreement, dated December 28, 2001, between Greg Muse and Cinemark.

27. Stock Transfer Restriction Agreement, dated December 28, 2001, between Steve Schreiber and Cinemark.

28. Stock Transfer Restriction Agreement, dated December 28, 2001, between Tim Warner and Cinemark.

29. Stock Transfer Restriction Agreement, dated December 28, 2001, between Jay Jostrand and Cinemark.

30. Stock Transfer Restriction Agreement, dated December 28, 2001, between Steve Owen and Cinemark.

31. Stock Transfer Restriction Agreement, dated December 28, 2001, between Sheldon Stein and Cinemark.

                                    EXHIBIT A

                             Stockholders' Agreement

                                    EXHIBIT B

                  Form of Stock Transfer Restriction Agreement

                                    EXHIBIT C

                          Certificate of Incorporation

                                    EXHIBIT D

                           Articles of Share Exchange